EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 24, 2014 to the Prospectus dated July 29, 2014 for the following series (the “Fund”) of EGA Emerging Global Shares Trust:

Fund	Ticker
EGShares Low Volatility Emerging Markets Dividend ETF	HILO

I.           Effective January 26, 2015, the Fund will change its name to EGShares EM Quality Dividend ETF, and all references to “EGShares Low Volatility Emerging Markets Dividend ETF” will be replaced with “EGShares EM Quality Dividend ETF.”

II.           Effective January 26, 2015, the investment objective for the Fund is revised as follows:

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index (the ‘‘HILO Underlying Index’’).

III.           Effective January 26, 2015, the following replaces in its entirety the disclosure appearing in the third paragraph under “FUND SUMMARIES – EGShares Low Volatility Emerging Markets Dividend ETF – Principal Investment Strategies”:

The HILO Underlying Index is designed to represent a portfolio of approximately 50 companies in developing markets that each has a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.  The EGAI Developing Markets Universe includes all publically traded companies, with a total market capitalization of at least U.S. $100 million (as of September 1, 2014) which are domiciled within EGAI’s definition of Developing Markets.  The HILO Underlying Index addresses dividend quality by screening for such factors as return on equity, positive earnings growth, maximum dividend yield and three-year dividend payment consistency.

IV.           Effective January 26, 2015, the following replaces in its entirety the disclosure appearing under “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – Underlying Index – HILO Underlying Index”:

The HILO Underlying Index was created by, and is sponsored by, EGA Indices (“EGAI”), a separate group within EGA. Subject to periodic review and change, EGAI currently classifies the following countries as Developing Markets: Bahrain, Bangladesh, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, Czech Republic, Ecuador, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Macedonia, Malawi, Malaysia, Malta, Mauritius, Mexico, Morocco, Namibia, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Tunisia, Turkey, Uganda, Ukraine, United Arab Emirates, Vietnam, Zambia and Zimbabwe.

V.           Effective January 26, 2015, the following replaces in its entirety the disclosure appearing in the second paragraph under “INDEX PROVIDERS”:

The BBRC Underlying Index and BRXX Underlying Index (the “FTSE Indices”) are compiled by FTSE. FTSE is not affiliated with the Funds or EGA. The Funds that track the FTSE Indices are entitled to use their respective FTSE Indices pursuant to a sub-licensing arrangement with EGA, which in turn has a licensing agreement with FTSE. FTSE or its agent also serves as calculation agent for the FTSE Indices (the “FTSE Index Calculation Agent”). The FTSE Index Calculation Agent is responsible for the management of the day-to-day operations of the FTSE Indices, including calculating the value of the FTSE Indices every 15 seconds, widely disseminating the FTSE Indices values every 15 seconds and tracking corporate actions resulting in FTSE Indices adjustments.

The HILO Underlying Index was created by, and is sponsored by, EGAI. EGShares EM Quality Dividend ETF is entitled to use the HILO Underlying Index pursuant to a licensing agreement with EGAI free of charge. The HILO Underlying Index is maintained by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the HILO Underlying Index (the “HILO Index Calculation Agent”). The HILO Index Calculation Agent has day-to-day responsibility for calculating the intra-day value of the HILO Underlying Index every 15 seconds, widely disseminating the HILO Underlying Index intra-day values every 15 seconds, calculating the IIV of the baskets every 15 seconds, tracking corporate actions resulting in adjustments to the HILO Underlying Index and the daily calculation and dissemination of the value of the HILO Underlying Index.

VI.           Effective January 26, 2015, the table appearing under “INDEX PROVIDERS” is revised to remove the reference to the “FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index” and add the following:

Underlying Indices	Ticker
EGAI Emerging Markets Quality Dividend Index	EGAQLDVT

VII.           Effective January 26, 2015, the following replaces in its entirety the disclosure appearing under “DISCLAIMERS – FTSE”:

The EGShares Beyond BRICs ETF and EGShares Brazil Infrastructure ETF are not in any way sponsored, endorsed, sold or promoted by FTSE or the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the BBRC Underlying Index (upon which the EGShares Beyond BRICs ETF is based) or the BRXX Underlying Index (upon which the EGShares Brazil Infrastructure ETF is based), (ii) the figure at which the FTSE Indices are said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the BBRC Underlying Index or BRXX Underlying Index for the purpose to which it is being put in connection with the EGShares Beyond BRICs ETF or EGShares Brazil Infrastructure ETF, respectively. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the FTSE Indices to EGA or to its clients. The FTSE Indices are calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the FTSE Indices or (b) under any obligation to advise any person of any error therein.

All rights in the FTSE Indices vest in FTSE. “FTSE®” is a trade mark of the London Stock Exchange Group Companies and is used by FTSE under license.

VIII.           Effective January 26, 2015, the following disclosure is added to the section entitled “DISCLAIMERS”:

EGAI:

EGAISM is a service mark of EGA. Neither EGA nor EGAI guarantee the accuracy and/or the completeness of the HILO Underlying Index or any data included therein, and neither EGA nor EGAI shall have any liability for any errors, omissions or interruptions therein. Neither EGA nor EGAI make any warranty, express or implied, as to results to be obtained by EGShares EM Quality Dividend ETF, owners of the Shares of EGShares EM Quality Dividend ETF or any other person or entity from the use of the HILO Underlying Index or any data included therein. Neither EGA nor EGAI make any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the HILO Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall either EGA or EGAI have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the HILO Underlying Index, even if notified of the possibility of such damages.

EGShares EM Quality Dividend ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG.